UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – February 15, 2023

WEST PHARMACEUTICAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-8036	23-1210010
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

530 Herman O. West Drive, Exton, PA		19341-0645
(Address of principal executive offices)		(Zip Code)
 Registrant’s telephone number, including area code: 610-594-2900

Not Applicable
(Former name or address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.25 per share	WST	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On February 16, 2023, West Pharmaceutical Services, Inc. (the “Company”) issued a press release announcing its fourth-quarter and full year 2022 financial results. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

The information set forth in “Item 2.02 Results of Operations and Financial Condition,” including the exhibit referred to therein, is incorporated herein by reference.

A copy of the Company’s presentation materials used during the call will be available through the Investors link at the Company’s website, http://www.westpharma.com, and is also attached hereto as Exhibit 99.2 and incorporated herein by reference.

The information in this report (including the exhibits attached hereto) is being furnished pursuant to Item 2.02 and Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor will it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific referencing in such filing.

Item 8.01 Other Events.

On February 15, 2023, the Board of Directors approved a share repurchase program under which we may repurchase up to $1.0 billion in shares of common stock. The share repurchase program does not have an expiration date under which we repurchase, from time to time, common stock on the open market or in privately-negotiated transactions, as permitted under Exchange Act Rule 10b-18. The number of shares to be repurchased and the timing of such transactions will depend on a variety of factors, including market conditions. The Company's previously-authorized share repurchase program expired on December 31, 2022.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibit No.	Description
	99.1	West Pharmaceutical Services, Inc. Press Release, dated February 16, 2023.
	99.2	West Pharmaceutical Services, Inc. Presentation, dated February 16, 2023.
	104	The cover page from the Company’s Current Report on Form 8-K, dated February 15, 2023, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEST PHARMACEUTICAL SERVICES, INC.

/s/ Bernard J. Birkett
Bernard J. Birkett
Senior Vice President, Chief Financial and Operations Officer

February 16, 2023

EXHIBIT INDEX

Exhibit No.	Description
99.1	West Pharmaceutical Services, Inc. Press Release, dated February 16, 2023.
99.2	West Pharmaceutical Services, Inc. Presentation, dated February 16, 2023.
104	The cover page from the Company’s Current Report on Form 8-K, dated February 15, 2023, formatted in Inline XBRL.

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